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                                                               Exhibit 3

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the use of our report dated March 1, 1996, with respect to the financial statements of Garrett Aviation Services included in the Form 8-K Current Report of UNC Incorporated dated June 11, 1996.


                                                Ernst & Young LLP


Phoenix, Arizona
June 7, 1996.